UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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☐	Soliciting Material Pursuant to §240.14a-12

VULCAN MATERIALS COMPANY
(Name of Registrant as Specified in its Charter)

MARTIN MARIETTA MATERIALS, INC.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Update on Martin Marietta Materials’ Proposed Combination with Vulcan Materials May 1, 2012 Rock Solid Fundamentals. Positioned for the Long Term.

Introduction: Martin Marietta Continues to Outperform Vulcan

Aggregates YoY
Shipments Growth
10%
Gross Margin 4.4%
YoY Net Sales Growth 9.5%
Adj. EBITDA Margin 2
8.5%
10%
6.8%
12.5%
10.0%
Vulcan
Q1 2012 Results
Martin Marietta
Q1 2012 Results
SG&A % of Net Sales 3
13.0% 9.4%
Other Results
Non-aggregates 4 Specialty Products 4
Negative gross margin
Quarterly record for net sales
and earnings from operations
37.5% gross margin
Aggregates YoY Price
Growth
(0.8%) 2.8%
Martin Marietta’s net
sales is growing at a
faster rate than
Vulcan’s…
…and generating
stronger margins
•
Vulcan's earnings
announcement focused on
promises for future
performance but did not
provide a substantive
update on their recently
announced Profit
Enhancement Plan and
Planned Asset Sales
•
When asked, Vulcan did
not quantify savings in
Q1 associated with their
recently announced
Profit Enhancement Plan
•
Vulcan still did not
provide detail on which
assets are included in
their Planned Asset Sales
and expected timing
2012 Aggregates
Outlook
Volume growth: 2% - 4%
Price growth: 1% - 3%
Volume growth: 4% - 5%
Price growth: 2% - 4%
1
Note 1: YoY Net Sales growth reflects Heritage Aggregates business. Inclusive of acquisitions, the YoY Net Sales growth is 20.6%.
Note 2: Please see EBITDA reconciliation in appendix.
Note 3: SG&A not adjusted for R&D expense, as item not disclosed in Vulcan's Q1 2012 press release.
Note 4: Vulcan’s non-aggregates segment includes concrete, asphalt and cement. Martin Marietta’s Specialty Products segment includes the magnesia-based chemicals and dolomitic lime businesses.
Source: Company filings

Summary 3

Vulcan Shareholders Should Show Their Support for Martin Marietta's
Compelling Offer
Martin Marietta believes that:
•
There is undeniable strategic logic in the combination of Martin Marietta and
Vulcan
•
Vulcan’s claims of undervaluation ignore the fact that Vulcan shareholders are not cashing out, but rather maintaining ~58% ownership in a stronger entity
•
Vulcan continues to mask underperformance and value destruction while refusing to accept Martin Marietta’s invitation to engage in discussions
•
Vulcan shareholders have an opportunity to send a strong message to their
Board
–
Elect Martin Marietta’s independent nominees to the Vulcan Board
–
Communicate support for the transaction to fellow shareholders

Martin Marietta’s Proposal is a 100% Stock-for-Stock Combination,
With Vulcan Shareholders Retaining ~58% Ownership
Note 1: Vulcan implied TEV/2012E EBITDA based on 0.50 of a Martin Marietta share of common stock for each Vulcan share of common stock (as of 4/27/2012).  EBITDA projections based on
Thomson median consensus estimates as of 4/27/2012.
Martin Marietta’s
Proposed Stock-for-Stock
Combination
Cash Acquisition
Less important as parties ride economic
cycle together
Realized and shared
No incremental leverage related to financing
of transaction
Shared by both parties
Meaningful premium to the unaffected price
Opportunistic timing is critical
Accrue to buyer only
Burden increases for buyer
Seller does not participate in future upside
Typically higher than transactions with stock
or mixed consideration
Vulcan’s statements about value for its shareholders fundamentally mischaracterize Martin
Marietta’s proposal, ignoring the shared upside of a stock-for-stock combination
The offer:
–
Does not undervalue Vulcan; it provides an immediate premium to the unaffected price and values Vulcan at a 2012 EBITDA multiple of 16.7x while Martin Marietta is trading at 12.7x
1
–
Does not exploit cyclical lows; Vulcan’s share price already reflects expected recovery given current trading multiple and offer at a fixed exchange ratio
–
Enhances Vulcan shareholder value through synergies and shared upside in a tax-free combination
5
Stock Cash
Consideration
Leverage
Synergies
Timing
Premium
Future Upside

We Agree With Vulcan’s Assertion that “It All Comes Down to Value”
1
…
6
•
Combination creates a “world-class” U.S.-based aggregates leader
•
$200 – 250 million expected annual cost synergies
2
•
Immediate meaningful dividend restoration (20x improvement over the current Vulcan dividend)
•
Immediately “de-risked” balance sheet and improved access to and credibility with capital markets
•
Continued focus on operational excellence
•
Participation in the eventual cyclical recovery through ~58%
continuing ownership in the combined company
Aggregates Leader
Participation in
the Recovery
Synergies
Meaningful
Dividend
Strong Balance
Sheet
Best-in-Class
Management
Shareholders stand to benefit immediately from the powerful combination
•
Significantly increased scale
•
Complementary geographic footprint
•
Outstanding combined asset base, including 28 billion tons of mineral reserves
Note 1:
Source: Vulcan’s “The Vulcan Value Proposition”, March 2012.
Note 2: Martin Marietta continues to believe that it can achieve $200 to $250 million of annual cost synergies as a result of the combination.  With respect to the purported savings programs announced by
Vulcan since December 12, 2011, Martin Marietta believes that Vulcan’s programs will be far from fully effective, at best, for several years, and not necessarily sustainable, although they may result in some level of cost reductions during this period.  Martin Marietta’s belief is based on Martin Marietta’s understanding of the design and attempted implementation to date of Vulcan’s programs and Martin Marietta’s experience in implementing its own fully operational management reporting system.  Moreover, Martin Marietta believes that Vulcan’s senior management lacks demonstrated capability and discipline to be credible to deliver Vulcan’s “hope plan” on a standalone basis, leaving Vulcan shareholders exposed to substantial execution risk.  Actual synergies will be based on future performance, as to which there can be no assurance.

…But Management Credibility is Essential
Martin Marietta believes that:
Vulcan has masked underperformance and value destruction:
•
Relied on flawed operating comparisons
•
Mischaracterized the historical performance of its businesses
Vulcan continues to use “smokescreen” tactics to impede a transaction:
•
Ignored its own elevated trading multiple, which Martin Marietta believes already reflects the potential benefits of an eventual economic recovery
•
Set unrealistic expectations for the relative timing and extent of Vulcan's recovery
•
Created vague “hope plans” as a response to Martin Marietta’s proposal
•
Disregarded Vulcan’s 26% stock price increase (approximately $1.1 billion in equity value) since 12/9/2011, which appears to have been driven by Martin
Marietta’s proposal
1

Note 1: Equity value reflects change from 12/9/2011 to 4/27/2012.
Source: Company filings, Capital IQ

Can You Trust Today’s Vulcan to Make the Right Transaction Decision?

Essentially a cash out transaction
(~70% cash) with minimal interest in
ongoing entity
$3.2B of additional debt that
ultimately led to near elimination of
the dividend
Destroyed $4.3B of the combined
company’s shareholder value
1
“The combined company will have
enhanced earnings growth and a strong
cash flow profile to reduce debt while
maintaining Vulcan Materials' historical
dividend practices ...”
(Vulcan Press Release, 2/19/2007)
Continuing participation in market
recovery (~58% ownership) through
all-stock merger
Immediate deleveraging for Vulcan
from 7.4x to 4.0x-4.3x with
immediate restoration of meaningful
dividend
3
Expected to create ~$1.8B-$2.2B of
incremental value for the combined
company
2
“We do not believe that Martin
Marietta’s offer reflects the intrinsic
value of Vulcan’s assets or would create
value for our shareholders”
(Vulcan Q1 2012 Earnings Conference Call)
Acquisition of Florida Rock in
2007
Martin Marietta’s Proposal
Vulcan’s View
Value Impact
Transaction
Structure
Leverage
Vulcan shareholders deserve the opportunity to participate in Martin Marietta’s value-enhancing proposal
Note 1: Reflects change in market capitalization of Vulcan between 12/31/2007 and 12/9/2011.
Note 2: Assumes $200 - $250M annual synergies at estimated cycle-average EBITDA multiple of 10x, less one-time costs to achieve synergies equal to one times fully achieved annual synergies. Excludes divestitures.
Note 3: Assumes annual synergies of $200 - $250M, attributable to cost savings related to SG&A, duplicative operating functions, and purchasing economies of scale. Excludes divestitures. Please refer to note 2 on page 6.
Source: Company filings

Vulcan’s Underperformance Provides Little Evidence that Vulcan
Management Can Deliver on its “Hope Plans”

Vulcan Gross Profit (% of Net Sales) Vulcan Adj. SG&A (% of Net Sales)
1
Note 1: Vulcan’s SG&A excludes R&D for comparative purposes.  Please see SG&A reconciliation in the appendix.
Note 2: Please see EBIT reconciliation in the appendix.
Note 3: Reflects net income from continuing operations.
Source: Company filings
Vulcan Adj. EBIT (% of Net Sales)
2
Vulcan Net Income (% of Net Sales)
3
(1,900 bps)
+270 bps
(2,200 bps) (1,810 bps)
30.8%
11.8%
2007 2011
21.0%
(1.0%)
2007 2011
15.0%
(3.1%)
2007 2011
9.3%
12.0%
2007 2011

Vulcan’s Underperformance Has Destroyed Significant Shareholder
Value

Note 1: Vulcan’s share price performance for the period 12/31/2007 – 12/9/2011.
Source: Company filings, Capital IQ
Vulcan Share Price Performance
1
Vulcan Dividend Level ($/share)
$1.84
$0.04
2007 Q1 2012 annualized
$20
$30
$40
$50
$60
$70
$80
$90
2008 2009 2010 2011

Note:
Note 1: Source: Vulcan’s “The Vulcan Value Proposition”, March 2012.
Source: Company filings
Vulcan’s Valuation Analysis Appears to be Based on Flawed Assumptions
Regarding its Recovery
($M)
Vulcan cited a mid-cycle EBITDA 50% higher than Vulcan’s historical average
Actual Vulcan Average
EBITDA (’05-’11): $780
Vulcan Claimed “Profit-
Enhanced” Mid-Cycle EBITDA:
¹
$1,179
$1,006
$1,306
$1,143
$800
$516
$352
$338
PF2005 PF2006 PF2007 2008 2009 2010 2011
Vulcan EBITDA
Average Vulcan EBITDA ('05-'11) Vulcan Profit-Enhanced Mid-Cycle EBITDA
Please see EBITDA reconciliation in appendix. 2005 – 2007 pro forma for the acquisition of Florida Rock.

Timing of Vulcan’s Recovery Remains Highly Uncertain

Note 1: 2012-2014 based on Thomson median consensus estimates as of 4/27/2012.
Note 2: Based on Vulcan’s “The Vulcan Value Proposition”, March 2012.
Source: Company filings, Vulcan’s “The Vulcan Value Proposition”, March 2012
Vulcan EBITDA
¹
To calculate its “Profit-Enhanced
Mid-Cycle” EBITDA, Vulcan added
$100 million to an estimate that
already appeared aggressive
How long to
achieve
Vulcan’s “Profit
Enhanced” mid-
cycle EBITDA?
²
Analyst consensus estimates
($M)

Martin Marietta's Proposal, as Reflected in Vulcan's TEV/EBITDA Multiple, Already
Incorporates Analysts' Views of the Eventual Cyclical Recovery And Future
Performance
13
Note:     Market data as of 4/27/2012.
Note 1:
EBITDA projections based on Thomson median consensus estimates as of 4/27/2012.
Source: Company filings, ThomsonOne
Martin Marietta’s proposal provides a significant, real premium to Vulcan shareholders;
Vulcan’s contrary claim is demonstrably wrong
Total Enterprise Value / EBITDA Multiple
¹
At the proposed exchange
ratio, Vulcan is valued at a
premium to Martin Marietta,
even using current 2014 analyst
EBITDA estimates that
incorporate significant recovery
assumptions
1
Estimated cycle-average
EBITDA multiple of 10.0x
12.7x
10.8x
9.1x
16.7x
13.6x
11.1x
2012 2013 2014
Martin Marietta Vulcan (at Martin Marietta's Proposal)
8.0x
10.0x
12.0x
14.0x
16.0x
18.0x
Vulcan TEV implied based on current proposed exchange ratio of 0.50 of a Martin Marietta share of common stock for each Vulcan share of common stock.

Martin Marietta’s Proposal, and Not the Profit Enhancement
Plan, Appears to Have Driven Up Vulcan’s Stock Price

Stock Price Performance Since 12/9/2011
Note: Market data as of 4/27/2012.
Note 1: Vulcan share price performance equals Vulcan 1-day change less S&P 500 1-day change.
Note 2: S&P price indexed to Vulcan share price as of 12/9/2011.
Source: Company filings, Capital IQ
Following an increase of ~17% upon announcement of the proposal, Vulcan’s share price has traded in line with Martin Marietta’s
¹
12/12/2011:
Change vs. S&P 500: +16.8%
¹
Positive price reaction to Martin Marietta proposal
12/19/2011:
Change vs. S&P 500: (2.5%)
1
Vulcan announcement of
“ongoing” restructuring efforts
2/16/2012:
Change vs. S&P 500 : (0.6%)
1
Announcement of Vulcan’s
“hope plans”
Martin
Marietta
Vulcan
S&P 500
²

Through a Combination, Vulcan Shareholders Would Realize
Immediate Balance Sheet Improvement…

Credit
Rating
A3/A- Baa2/BBB+ Baa2/BBB Baa3 / BBB- Ba2/BB
3/31/2012
($M)
MARTIN
MARIETTA
VULCAN
Combined
²
Debt $1,135 $2,814 $3,949
LTM Adj.
EBITDA
³
$349 $379 $928-$978
4
Total Debt/
LTM Adj.
EBITDA
³
3.3x 7.4x 4.3x – 4.0x
4
Vulcan claims that it will de-risk its balance sheet “as EBITDA grows” but ignores the time needed for Vulcan to achieve a reasonable leverage ratio on a standalone basis and the opportunity cost and risk of an extended achievement period
Vulcan Standalone Leverage
¹
Combined Financials
“In the absence of a combination, we
expect credit measures to remain weak
for the rating in the near term, despite
some improvement in 2012 as
aggregates volumes and pricing rise.”
(Standard & Poor’s, 4/27/2012)
Note 1: Leverage defined as total debt / LTM adjusted EBITDA. Please see EBITDA reconciliation in the appendix.
Note 2: Combined financials exclude fees and expenses associated with the proposed combination.
Note 3: Please see EBITDA reconciliation in the appendix.
Note 4: Assumes annual synergies of $200 - $250 million, attributable to cost savings related to SG&A, duplicative operating functions, and purchasing economies of scale. Excludes divestitures.
Please refer to note 2 on page 6.
Source: Company filings

Vulcan
recently cut
its quarterly
dividend to
$0.01
per share
Vulcan Dividend Per Share ($)
… And an Immediate Return to a Meaningful Dividend
Implied annual
dividend after
combination
0.80
1.16
1.48
1.84
1.96
1.48
1.00
0.76
0.04
2005 2006 2007 2008 2009 2010 2011 Q1 2012
Annualized
1
The dramatic 3-year decline in Vulcan’s dividend does not inspire confidence in its stated “commitment to restore a competitive dividend when prudent to do so”
²
Note 1:  Reflects Vulcan’s October 14, 2011 announcement to cut its quarterly dividend to $0.01.
Note 2: Source: Vulcan’s “The Vulcan Value Proposition”, March 2012.
Source:  Company filings

Vulcan Shareholders Should Send a Strong Message to Their Board
1) Elect Martin Marietta’s independent nominees to the Vulcan Board
–
Martin Marietta has nominated four highly qualified independent director nominees to replace the four incumbent Vulcan directors seeking re-election
–
Nominees are independent and have no affiliation with Martin Marietta or
Vulcan
–
Nominees will bring a fresh perspective - including an open mind - to the
Vulcan Boardroom on whether Vulcan should engage with Martin Marietta on its business combination
2) Don’t wait – promptly and publicly communicate support for the transaction to:
–
The Vulcan Board
–
Your fellow shareholders

Vulcan shareholders should support the transaction by voting for the four independent director candidates nominated by Martin Marietta

Addressing Vulcan's Most Recent Mischaracterizations 18

Vulcan’s Tactics Are a Smokescreen to Impede the Proposed
Transaction
Asked its shareholders to believe in the Profit Enhancement Plan, and overlook the unfulfilled promises following the acquisition of Florida Rock
Refused to acknowledge that the divestiture plan that may be required as part of
Martin Marietta’s proposed business combination builds a stronger enterprise as opposed to Vulcan’s asset sale plan which at best will reduce excessive leverage resulting from its Florida Rock transaction
Cherry-picked metrics for flawed performance comparisons
Ignored relevant profitability and operating metric comparisons
19
1
2
3
4
In its March 2012 presentation, “The Vulcan Value Proposition,” Vulcan appears to have:

Vulcan Overpromised and Underdelivered Following the Florida
Rock Acquisition

Adjusted EBITDA and % EBITDA Margin
Given Vulcan’s lack of credibility, Martin Marietta believes shareholders should not trust Vulcan to deliver significant cost savings over its projected three year time horizon
Note 1: Compares Vulcan’s EBITDA and SG&A for 2007 and 2011.
Source: Company filings
($M)
30%
margin
23%
margin
20%
margin
15%
margin
14%
margin
•
EBITDA has fallen by 63%
¹
and is currently
17% of the $2B goal
•
Stated focus on cost reduction has yielded
only a 9% reduction in SG&A costs
¹
(excluding $50M Florida Rock synergies)
•
Failed to accomplish stated goals of
de-levering the balance sheet and
maintaining an investment grade rating
What Vulcan Delivered Since 2007:
What Vulcan Said in 2007:
$2B targeted EBITDA
“Anticipated average annual EBITDA of
more than $2 billion over the next 3
years,
enabling rapid debt reduction.”
(Vulcan Investor Presentation, February 20, 2007)

Potential Divestitures in the Business Combination Build a Stronger
Enterprise, Versus Vulcan’s Planned Asset Sales to Reduce Excessive leverage
•
Discussions with the DOJ continue; optimistic
that outstanding issues will be resolved in
the next several weeks
•
Numerous buyers have expressed interest in
assets that may be divested
21
Source: Vulcan’s “The Vulcan Value Proposition”, March 2012
Divestitures
•
Not the optimal strategy to reduce the
excessive leverage from Vulcan’s acquisition
of Florida Rock
•
In order to achieve $500M of asset sales,
meaningful EBITDA generating assets may
need to be divested, further extending
the time required to reduce leverage
•
Vulcan is ignoring an opportunity to
strengthen its balance sheet immediately
and restore its dividend through a
combination with Martin Marietta
Vulcan’s Planned Asset Sales

Flawed Comparisons

VULCAN CLAIM MARTIN MARIETTA’S POSITION
3
Note 1: Top 5 states’ population growth weighted by 2011 sales.
Source: Company filings, Moody’s 2010 – 2020 population projections (April 2012)
Top States
% of 2011 Net
Sales
2010 – 2020
Estimated
Population Growth
Texas 19% 19.2%
North Carolina 17% 19.1%
Iowa 8% 3.3%
Georgia 8% 18.1%
South Carolina 5% 13.3%
Top 5 total 57% 16.3%
Top States
% of 2011 Net
Sales
2010 – 2020
Estimated
Population Growth
California 21% 11.6%
Virginia 13% 9.9%
Texas 9% 19.2%
Florida 9% 22.4%
Georgia 7% 18.1%
Top 5 total 59% 14.8%
MARTIN MARIETTA VULCAN
•
Both companies well positioned to benefit from
estimated long term demographic growth
•
Weighted average estimated population growth of
16.3% for Martin Marietta and 14.8% for Vulcan
1
1 1

Flawed Comparisons (continued)

•
•
MARTIN MARIETTA’S POSITION
Adj. SG&A (% of Net Sales)
¹
EBITDA Per Employee Comparison
2
VULCAN CLAIM
126%
119%
134%
183%
163%
2007 2009 2010 2011
3
2008
Over the last 5 years, Martin
Marietta has generated on
average 45% more EBITDA per
employee than Vulcan
8.0%
8.2%
9.3%
12.0%
2007 2011
Martin Marietta Vulcan
For a meaningful comparison, SG&A should be evaluated
as a percentage of sales rather than on an absolute basis
Vulcan’s EBITDA per employee has been significantly
below Martin Marietta’s
Note 1: Vulcan’s SG&A excludes R&D for comparative purposes.  Please see SG&A reconciliation in the appendix.
Note 2: Martin Marietta EBITDA per employee divided by Vulcan EBITDA per employee.
Note 3: 2011 headcount for Martin Marietta adjusted to exclude impact of asset swap transaction closed in December 2011, with a net impact of approximately 450 employees.
Source: Company filings
3

Relevant Metrics Show Martin Marietta has Clearly Outperformed
Vulcan

Gross Profit (% of Net Sales) Adj. SG&A (% of Net Sales) ¹
Note 1: Vulcan’s SG&A excludes R&D for comparative purposes.  Please see SG&A reconciliation in the appendix.
Note 2: Please see EBIT reconciliation in the appendix.
Note 3: Reflects net income from continuing operations.
Source: Company filings
Adj. EBIT (% of Net Sales) ² Net Income (% of Net Sales) ³
4
Confronted with the same downturn in the construction market,
Martin Marietta has outperformed Vulcan

Revisiting the Compelling Nature of the Proposal 25

Undeniable Strategic Logic for a Combination

Martin Marietta believes that a combination:
Aggregates
Leader
•
Creates a “world-class” U.S.-based aggregates leader
•
Significantly increased scale
•
Complementary geographic footprint
•
Outstanding combined asset base, including 28 billion tons of mineral reserves
Synergies
•
Generates significantly greater cost reduction through synergies than
Vulcan is likely to achieve on its own
•
$200 – 250M annual cost synergies vs. Vulcan’s unsubstantiated
“hope plan” 1
Positioned for
Growth
•
Presents greater growth opportunities than either company on a standalone basis
Value Creation
•
Creates significant value for both companies’ shareholders
Note 1: Please refer to note 2 on page 6.

Combined Company Will Have the Most Extensive Aggregates Footprint

Combined company has extensive geographic coverage and diversity
States with Martin Marietta locations
States with Vulcan locations
States with both companies’ locations
Locations served by Martin Marietta
MD
Nova Scotia
Bahamas
Yucatán
Peninsula
MA
Note 1: Fiscal year 2011 annual shipments measured in millions of short tons and based on publicly available information.  Excludes divestitures.
Note 2: Martin Marietta includes shipments from Nova Scotia and the Bahamas which are primarily used to service the U.S.
Note 3: Vulcan includes shipments from the Yucatán Peninsula and the Bahamas.
Note 4: Heidelberg reports North American aggregates volumes, which includes production sites in western Canada.
Source: Company filings
U.S. aggregates producers
(by shipments) ¹
4
2,3
WA
NV
UT
WY
CO
NM
AZ
CA
OR
ID
MT
NE
KS
OK
TX
IA
MO
AR
WI
IN
OH
WV
SC
TN
MS
AL
GA
FL
KY
IL
LA
SD
MI
MN
ND
VT
NH
ME
VA
NC
PA
NY
DE
NJ
CT
RI

U.S. Global

Note: Fiscal year 2011 annual shipments measured in millions of short tons and based on publicly available information.  Excludes divestitures.
Note 1: Vulcan includes shipments from the Yucatán Peninsula and the Bahamas.
Note 2: Martin Marietta includes shipments from Nova Scotia and the Bahamas which are primarily used to service the U.S.
Note 3: Heidelberg reports North American aggregates volumes, which includes production sites in Western Canada.
Source: Company filings
Combination creates the “must own” U.S. heavy building materials stock
Aggregates Shipments by Tonnage
Creates a “World-Class” U.S.-Based Aggregates Leader

Realization of $200 - 250M in Annual Cost Synergies

Duplicative SG&A Functions
•
Management, facility, corporate overhead and information
technology integration
•
Public company costs
Duplicative Operating Functions
•
Realigned organizational structure
•
Management, facility, sales force and production overhead
integration
Improved Purchasing Efficiencies from Greater Scale
•
Goods and services
•
Distribution network
Realization of cost synergies creates significant shareholder value
$50 – 60M
$50 – 60M
$100 – 130M
Realization and Cost to Achieve
•
Synergies expected to be realized over two to three years
•
One-time costs to achieve synergies expected to be equal to one times fully achieved annual synergies
Note: Please refer to note 2 on page 6.

Significant Shareholder Value Creation

Estimated
$200 - $250 million
in annual synergies
1
Meaningful dividend
Balance sheet well-
positioned for
cyclical recovery
and growth
Efficiencies gained
from size and scale
Continued focus on
operational
excellence
Stronger platform
for long term growth
Note 1: Please refer to note 2 on page 6.
Significant
shareholder
value creation

Martin Marietta is Committed to Making This Combination a Reality 31

The Election of Martin Marietta’s Independent Director Nominees is
The Important Next Step for a Successful Transaction
•
Martin Marietta has nominated 4 independent director candidates to the Vulcan Board who would replace the 4 incumbent Vulcan directors seeking re-election
•
Election of Martin Marietta’s independent nominees will bring a fresh perspective – including an open mind – to the Vulcan
Boardroom on whether Vulcan should engage with Martin Marietta on its business combination
32
This election provides a critical opportunity to the Vulcan shareholders to show support for a combination of the two companies
•
In contrast, a vote for the incumbent Board members is a
vote for the status quo, encouraging the current Vulcan Board to continue to ignore value creating opportunities for
shareholders

Qualified and Independent Board Nominees
•
Martin Marietta has proposed qualified, independent Board nominees
•
Each nominee has been carefully screened to ensure independence
–
No affiliation with Martin Marietta, Vulcan or any of their subsidiaries
•
Board nominees have a broad set of skills and experience required to ensure the Board functions efficiently and provides appropriate oversight
33
Skills Experience
–
Corporate governance
–
Securities and disclosure
–
Executive compensation
–
Finance and accounting
–
Operations
–
Current and former directors of
public companies
–
Financial and operating
experience
–
Major corporate M&A transaction
experience

34 Vote the blue proxy card or blue voting instruction form today and communicate your support for the proposal to the Vulcan Board Now is the Time for Vulcan Shareholders to Act

Appendix 35

Qualified Independent Board Nominees

Board Nominees Selected Qualifications Expertise
Philip R. Lochner, Jr.
- Senior VP and Chief Administrative Officer of Time Warner,
Inc. (1991-1998)
- Commissioner of the SEC (1990-1991)
- Currently serves as director on four publicly traded U.S.
corporations
Corporate Governance
Securities and
Disclosure
Edward W. Moneypenny
- Senior VP of Finance and CFO of 7-ELEVEN, Inc. (2002-2006)
- Executive VP of Finance and CFO of Covanta Energy
Corporation (2001)
- Previously CFO at two former Fortune 500 companies in the
energy industry
Finance and Accounting
Karen R. Osar
- Executive VP and CFO of Chemtura Corporation (2004-2007)
- Senior VP and CFO of Westvaco Corporation and
MeadWestvaco Corporation (1999-2003)
- Previously Managing Director, investment banking, of
JPMorgan Chase & Co.
Executive Compensation
Corporate Governance
Finance and Accounting
V. James Sardo
- Chairman of the Board of Capstone Infrastructure Corp.
- Significant prior experience as former director or trustee of multiple institutions
- Interim CEO of Royal Group Technologies Limited
(2005-2006)
Corporate Governance
Operations

Martin Marietta EBITDA & EBIT Reconciliation

Note: Adjusted Q1 2012 and LTM EBITDA is preliminary and amounts may change upon finalization of Martin Marietta’s Q1 2012 earnings as reported on Form 10-Q.
Source:   Company filings
(dollars in millions)
For the Quarter Ended
March 31,
LTM For the Year Ended December 31,
2012 2011 3/31/2012 2011 2010 2009 2008 2007
Net earnings attributable to entity $         (36.7) $         (17.4) $           63.1 $           82.4 $      97.0 $           85.5 $         176.3 $   262.7
Add back:
Interest expense 13.5 18.2 53.9 58.6 68.5 73.5 74.3 60.9
Income tax expense for controlling interests (10.0) (6.4) 19.6 23.2 29.3 27.4 77.3 116.6
Depreciation, depletion and amortization expense 43.8 42.9 172.7 171.8 179.9 177.7 169.8 150.4
EBITDA $        10.6 $        37.3 $        309.3 $        336.0 $   374.7 $        364.1 $        497.7 $      590.6
Adjusted for:
Legal settlement - - - - - 11.9 - -
Reversal of excess legal reserve - - - - (5.0) - - -
Nonrecurring reduction in workforce charge - - - - - - 5.4 -
Charge for early retirement benefit - - 4.4 4.4 - - - -
Loss (gain) on sales of assets 0.5 (3.0) (2.0) (5.5) (4.5) 3.0 (12.8) -
Transaction costs 25.9 1.0 43.5 18.6 1.2 2.2 3.6 -
Settlement expense for pension plan - - 0.4 0.4 3.5 - 2.8 0.7
Asset write-offs - - - - - - 3.3 -
Other nonoperating (income) expense (1.8) (0.2) 0.2 1.8 0.2 (1.1) 2.0 (7.3)
Pretax loss (gain) on discontinued operations 0.7 1.8 (7.3) (6.2) (0.3) (0.5) (10.1) (3.7)
Income attributable to noncontrolling interests (1.0) (0.3) 0.5 1.2 1.7 2.8 3.7 0.9
Adjusted EBITDA $   34.9 $   36.6 $   349.0 $   350.7 $  371.5 $ 382.4 $        495.6 $     581.2
Less:
Depreciation, depletion and amortization expense 43.8 42.9 172.7 171.8 179.9 177.7 169.8 150.4
Adjusted EBIT $  (8.9) $  (6.3) $  176.3 $  178.9 $ 191.6 $ 204.7 $      325.8 $   430.8

Vulcan EBITDA & EBIT Reconciliation

(dollars in millions)
For the Quarter Ended
March 31, LTM For the Year Ended December 31,
2012 2011 3/31/2012 2011 2010 2009 2008 2007 2006 2005
Net (loss) earnings $     (52.1) $     (54.7) $     (68.1) $     (70.8) $     (96.5) $        30.3 $          0.9 $      450.9 $      470.2 $       470.2
Add back:
Interest expense 52.3 42.3 227.2 217.2 180.7 173.0 169.7 41.6 20.1 20.5
Income tax (benefit) expense (38.4) (31.0) (83.0) (75.6) (85.7) (30.1) 70.1 197.2 216.7 164.1
Depreciation, depletion and amortization expense 85.2 90.6 356.3 361.7 382.1 394.6 389.1 271.5 226.4 222.9
Goodwill impairment - - - - - - 252.7 - - -
EBITDA 47.0 47.1 432.4 432.5 380.6 567.8 882.5 961.2 933.4 796.5
Adjusted for:
Legal settlement - - - - 40.0 - - - - -
Recovery for legal settlement - (25.5) (20.9) (46.4) - - - - - -
Legal expense - - - - 3.0 - - - - -
Transaction expenses 10.1 - 10.1 (0.0) - - - - - -
Restructuring charges - - 15.2 15.2 - - - - - -
Gain on sales of assets (6.5) (0.5) (53.8) (47.8) (59.3) (27.1) (94.2) (58.7) (5.6) (8.3)
Asset write-offs - - - - 9.2 8.5 10.5 - - -
Accretion expense for asset retirement obligations - (2.2) (6.0) (8.2) (8.6) (8.8) (7.1) (5.9) (5.5) (4.8)
Other nonoperating (income) expense (3.1) (1.4) (1.7) (0.0) (3.1) (5.3) 4.4 5.3 (28.5) (24.4)
(Earnings) loss on discontinued operations, net of tax (5.0) (16.4) (4.0) (7.4) (10.0) (19.5) 4.1 19.3 16.6 (83.7)
Income attributable to noncontrolling interests - - - - - - - 0.2 - 11.2
Adjusted EBITDA $     42.4 $     1.2 $     379.2 $     337.9 $     351.8 $     515.6 $     800.1 $     921.5 $     910.4 $     686.6
Less:
Depreciation, depletion and amortization expense 85.2 90.6 356.3 361.7 382.1 394.6 389.1 271.5 226.4 222.9
Adjusted EBIT $    (42.7) $     (89.4) $       22.9 $     (23.8) $    (30.3) $     121.0 $     411.0 $     650.0 $     684.0 $     463.7
Plus:
Florida Rock adjusted EBITDA ¹
221.1 395.2 319.0
Adjusted pro forma EBITDA $  1,142.6 $  1,305.6 $  1,005.6
Note:
Adjusted Q1 2012 and LTM EBITDA is preliminary and amounts may change upon finalization of Vulcan’s Q1 2012 earnings as reported on Form 10-Q.
Note 1: Florida Rock financials calendarized to December 31 year-end. 2007 period represents financials for the first 9 months of 2007.
Source:
Company filings

Florida Rock EBITDA Reconciliation

For the 9 months
(dollars in millions) ended Sept. 30, For the Year Ended December 31,
2007 2006 2005
Net (loss) earnings $ $ 169.6
Add back:
Interest expense (income) (1.1) (3.6) (0.5)
Income tax (benefit) expense 52.2 119.2 104.7
Depreciation, depletion and amortization expense 63.7 76.9 65.5
EBITDA 211.5 406.2 339.2
Adjusted for:
Recovery for legal expenses - - (0.6)
Transaction expenses 10.1 - -
Gain on sales of assets 0.0 (6.3) (7.5)
Life insurance proceeds - - (0.6)
Insurance settlement - - (2.1)
Other nonoperating (income) expense (0.6) (4.6) (9.5)
Adjusted EBITDA $ $ $
$
319.0
213.7
395.2
96.7
221.1
Note:     Florida Rock financials calendarized to December 31 year-end. 2007 period represents financials for the first 9 months of 2007.
Source:  Company filings

Vulcan SG&A Reconciliation

Source: Company filings
(dollars in millions) For the Year Ended December 31,
2011 2010 2009 2008 2007
SG&A, as reported $       290.0 $       327.5 $          321.6 $       342.6 $        289.6
R&D expense, as disclosed in notes to financials 1.1 1.6 1.5 1.5 1.6
Adjusted SG&A $       288.9 $       326.0 $          320.1 $       341.0 $        288.0
Net Sales $    2,406.9 $    2,405.9 $       2,543.7 $    3,453.1 $     3,090.1
Adjusted SG&A as Percentage of Net Sales 12.0% 13.5% 12.6% 9.9% 9.3%

Cautionary Note Regarding Forward-Looking Statements

This presentation may include "forward-looking statements." Statements that include words such as "anticipate," "expect," "should be," "believe," "will," and other words of similar meaning in connection with future events or future operating or financial performance are often used to identify forward-looking statements. All statements in this presentation, other than those relating to historical information or current conditions, are forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Martin Marietta's control, which could cause actual results to differ materially from such statements. Risks and uncertainties relating to the proposed transaction with Vulcan include, but are not limited to: Vulcan's willingness to accept Martin Marietta's proposal and enter into a definitive transaction agreement reasonably satisfactory to the parties; Martin Marietta's ability to obtain shareholder, antitrust and other approvals on the proposed terms and schedule; uncertainty as to the actual premium that will be realized by Vulcan shareholders in connection with the proposed transaction; uncertainty of the expected financial performance of the combined company following completion of the proposed transaction; Martin Marietta's ability to achieve the cost-savings and synergies contemplated by the proposed transaction within the expected time frame; Martin Marietta's ability to promptly and effectively integrate the businesses of Vulcan and Martin Marietta; the combined company’s ability to pay dividends in the amounts anticipated; a downgrade of the credit rating of
Vulcan's indebtedness, which could give rise to an obligation to redeem Vulcan's existing indebtedness; the potential implications of alternative transaction structures with respect to Vulcan, Martin Marietta and/or the combined company, including potentially requiring an offer to repurchase certain of Martin Marietta's existing debt;  the implications of the proposed transaction on certain of Martin Marietta’s and Vulcan’s employee benefit plans; and disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers. Additional risks and uncertainties include, but are not limited to: the performance of the United States economy; decline in aggregates pricing; the inability of the U.S. Congress to pass a successor federal highway bill; the discontinuance of the federal gasoline tax or other revenue related to infrastructure construction; the level and timing of federal and state transportation funding, including federal stimulus projects; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; levels of construction spending in the markets that Martin Marietta and Vulcan serve; a decline in the commercial component of the nonresidential construction market, notably office and retail space; a slowdown in residential construction recovery; unfavorable weather conditions, particularly Atlantic Ocean hurricane activity, the late start to spring or the early onset of winter and the impact of a drought or excessive rainfall in the markets served by Martin Marietta and Vulcan; the volatility of fuel costs, particularly diesel fuel, and the impact on the cost of other consumables, namely steel, explosives, tires and conveyor belts; continued increases in the cost of other repair and supply parts; transportation availability, notably barge availability on the Mississippi River system and the availability of railcars and locomotive power to move trains to supply Martin Marietta's and Vulcan's long haul distribution markets; increased transportation costs, including increases from higher passed-through energy and other costs to comply with tightening regulations as well as higher volumes of rail and water shipments; availability and cost of construction equipment in the United States; weakening in the steel industry markets served by Martin Marietta's dolomitic lime products; inflation and its effect on both production and interest costs; Martin Marietta’s ability to successfully integrate acquisitions and business combinations quickly and in a cost-effective manner and achieve anticipated profitability to maintain compliance with Martin Marietta's leverage ratio debt covenants; changes in tax laws, the interpretation of such laws and/or administrative practices that would increase Martin Marietta's and/or Vulcan's tax rate; violation of Martin Marietta's debt covenant if price and/or volumes return to previous levels of instability; a potential downgrade in the rating of Martin Marietta's or Vulcan’s indebtedness; downward pressure on Martin Marietta's or Vulcan's common stock price and its impact on goodwill impairment evaluations; the highly competitive nature of the construction materials industry; the impact of future regulatory or legislative actions; the outcome of pending legal proceedings; healthcare costs; the amount of long-term debt and interest expense; changes in interest rates; volatility in pension plan asset values which may require cash contributions to pension plans; the impact of environmental clean-up costs and liabilities relating to previously divested businesses; the ability to secure and permit aggregates reserves in strategically located areas; exposure to residential construction markets; and the impact on the combined company (after giving effect to the proposed transaction with Vulcan) of any of the foregoing risks, as well as other risk factors listed from time to time in
Martin Marietta's and Vulcan's filings with the SEC.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included elsewhere, including the Risk Factors section of the Registration Statement and our most recent report on Form 10-K, and any other documents of Martin
Marietta and Vulcan filed with the SEC.  Any forward-looking statements made in this presentation are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations.  Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Important Additional Information

This presentation relates to the Exchange Offer by Martin Marietta to exchange each issued and outstanding share of common stock of Vulcan for 0.50 shares of Martin
Marietta common stock. This presentation is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, shares of Vulcan common stock, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange included in the
Registration Statement on Form S-4 (the "Registration Statement") (including the letter of transmittal and related documents and as amended and supplemented from time to time, the "Exchange Offer Documents") initially filed by Martin Marietta on December 12, 2011 with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER
DOCUMENTS AND ALL OTHER RELEVANT DOCUMENTS THAT MARTIN MARIETTA HAS FILED OR MAY FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY
CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION.
In connection with the solicitation of proxies for Vulcan's 2012 annual meeting of shareholders (the "Vulcan Meeting"), Martin Marietta filed a definitive proxy statement on April 25, 2012 (the "Vulcan Meeting Definitive Proxy Statement") with the SEC. The Vulcan Meeting Definitive Proxy Statement and accompanying proxy card will be mailed to the shareholders of Vulcan. Martin Marietta also intends to file a proxy statement on Schedule 14A and other relevant documents with the SEC in connection with its solicitation of proxies for a meeting of Martin Marietta shareholders (the "Martin Marietta Meeting") to approve, among other things, the issuance of shares of
Martin Marietta common stock pursuant to the Exchange Offer (the "Martin Marietta Meeting Proxy Statement"). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ
THE VULCAN MEETING DEFINITIVE PROXY STATEMENT, THE MARTIN MARIETTA MEETING PROXY STATEMENT AND OTHER RELEVANT MATERIALS AS THEY BECOME AVAILABLE
BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
All documents referred to above, if filed, will be available free of charge at the SEC's website (www.sec.gov) or by directing a request to Morrow & Co., LLC at (877)
757-5404 (banks and brokers may call (203) 658-9400).
Martin Marietta, its directors and executive officers and the individuals nominated by Martin Marietta for election to Vulcan's Board of Directors are participants in any solicitation of proxies from Vulcan shareholders for the Vulcan Meeting or any adjournment or postponement thereof. Martin Marietta, its directors and executive officers are participants in any solicitation of proxies from Martin Marietta shareholders for the Martin Marietta Meeting or any adjournment or postponement thereof.
Information about the participants, including a description of their direct and indirect interests, by security holdings or otherwise, is available in the Registration
Statement, the proxy statement for Martin Marietta's 2012 annual meeting of shareholders, filed with the SEC on April 18, 2012, and the Vulcan Meeting Definitive Proxy
Statement, or will be available in the Martin Marietta Meeting Proxy Statement, as applicable.
Martin Marietta anticipates that some divestitures may be required in connection with the regulatory approval process. Certain information in this presentation reflects the combined operations of Martin Marietta and Vulcan, but does not reflect the impact of any divestitures that may be necessary.